Exhibit 10.35
Execution Copy
STOCKHOLDERS AGREEMENT
     This Stockholders Agreement (this “Agreement”) is entered into as of December 13, 2006, by and among LodgeNet Entertainment Corporation, a Delaware corporation (“LodgeNet”), Liberty Satellite & Technology, Inc., a Delaware corporation (“Liberty Satellite”), and Liberty Media Corporation, a Delaware corporation (“Liberty Media”).
BACKGROUND
     A. Pursuant to that certain Stock Purchase Agreement, dated December 11, 2006 (the “Purchase Agreement”), by and between LodgeNet, Liberty Satellite and Liberty Media, LodgeNet agreed to purchase 100% of the issued and outstanding shares of capital stock of Ascent Entertainment Group, Inc., a Delaware corporation. As part of the consideration for LodgeNet’s purchase, Liberty Satellite will receive the Share Consideration (as defined in the Purchase Agreement) in the form of 2,050,000 shares of common stock of LodgeNet.
     B. As required by the Purchase Agreement, the parties hereto are entering into this Agreement to provide for certain transfer and voting restrictions, as well as to grant certain registration rights, with respect to the LodgeNet Securities issued as the Share Consideration.
AGREEMENT
     In consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
     Section 1. Certain Definitions. In this Agreement, the following terms have the following meanings.
     Affiliate. When used with reference to a specified Person, any Person who directly or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with, the Person specified.
     Agreement. As defined in the preamble.
     Beneficial Ownership and derivative terms. As determined pursuant to Rule 13d-3 and Rule 13d-5 under the Exchange Act and any successor regulation, except that in determining Beneficial Ownership, without duplication, equity securities that may be acquired pursuant to rights to acquire equity securities that are exercisable more than sixty days after a date shall nevertheless be deemed to be Beneficially Owned.
     Blackout Period. As defined in Section 6.10 below.
     Board. The Board of Directors of LodgeNet.
     Business Day. Any day, other than a Saturday or Sunday, on which national banking institutions are open.

     Closing Date. As defined in the Purchase Agreement.
     Control and derivative terms. The possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of another Person, whether through the ownership of voting securities, by contract or otherwise.
     Demand Registration. As defined in Section 6.1 below.
     Exchange Act. The Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.
     Free Writing Prospectus. A free writing prospectus as defined in Rule 405 under the Securities Act.
     Hilton. As defined in Section 6.5 below.
     Hilton Warrant. As defined in Section 6.5 below.
     Issuer Free Writing Prospectus. An issuer free writing prospectus as defined in Rule 433 under the Securities Act.
     Law. Any U.S. federal, state or local or any foreign statute, code, ordinance, decree, rule, regulation or general principle of common or civil law or equity.
     Liberty. Liberty Media and Liberty Satellite, collectively, and any Affiliate of either Liberty Media or Liberty Satellite.
     Liberty Media. As defined in the preamble.
     Liberty Satellite. As defined in the preamble or a Person that is a transferee of LodgeNet Securities that constitute Share Consideration pursuant to a Permitted Transfer.
     LodgeNet. As defined in the preamble.
     LodgeNet Securities. The common stock and any other voting securities issued by LodgeNet.
     Losses. As defined in Section 6.15 below.
     Permitted Transfer. Any Transfer to a Person that is an Affiliate of Liberty Satellite at the time of such Transfer.
     Person. Any individual, firm, corporation, partnership, limited liability company, trust, joint venture, or other entity, and shall include any successor (by merger or otherwise) of such entity.

     Piggyback Notice. As defined in Section 6.7 below.
     Piggyback Registration. As defined in Section 6.7 below.
     Prospectus. The prospectus included in the applicable Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all amendments (including post-effective amendments) and including all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.
     Purchase Agreement. As defined under “Background” on the first page of this Agreement.
     Registrable Securities. Any LodgeNet Securities held by Liberty as the Share Consideration; provided, however, that as to any Registrable Securities, such securities will irrevocably cease to constitute Registrable Securities when: (i) the securities are disposed of pursuant to an effective registration statement under the Securities Act; (ii) to the extent such securities can be sold by Liberty, taking into consideration the volume limitations of Rule 144, such securities are eligible to be sold by Liberty to the public pursuant to Rule 144 (or any successor provision) under the Securities Act; (iii) such securities have been transferred to any Person other than Liberty; or (iv) such securities cease to be outstanding.
     Registration Expenses. As defined in Section 6.14 below.
     Registration Statement. Any registration statement of LodgeNet under the Securities Act that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the related Prospectus, all amendments and supplements to such registration statement (including post-effective amendments), and all exhibits and all materials incorporated by reference or deemed to be incorporated by reference in such registration statement.
     Required Effective Period. The 180 days following the first day of effectiveness of a Registration Statement.
     Restricted Period. The period of time commencing on the Closing Date and ending on the date that is 12 months after the Closing Date.
     Rule 144. Rule 144 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.
     SEC. The United States Securities and Exchange Commission and any successor United States federal agency or governmental authority having similar powers.
     Securities Act. The Securities Act of 1933, as amended, and the rules and regulations thereunder.
     Share Consideration. As defined in the Purchase Agreement, and including, for purposes of this Agreement, any securities paid, issued or distributed in respect of any such shares by way of stock dividend, stock split or distribution, or in connection with a combination of shares or recapitalization, or merger where LodgeNet is the surviving entity.
     Transfer. As defined in Section 3.1 below.
     Underwritten Registration or Underwritten Offering. A registration in which LodgeNet Securities are sold to an underwriter for reoffering to the public.
     Section 2. Acquisition of LodgeNet Securities. Except for the Share Consideration, Liberty has not acquired and shall not, during the Restricted Period, acquire Beneficial Ownership of any LodgeNet Securities.
     Section 3. Dispositions of LodgeNet Securities.
     3.1 Transfer Prohibited. During the Restricted Period, Liberty will not Transfer any LodgeNet Securities that constitute the Share consideration. For purposes of this Agreement, “Transfer” means any attempt by Liberty to take any of the following actions:
     (a) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act other than (i) a Permitted Transfer and (ii) as permitted in (b) below;
     (b) enter into any swap or other arrangement that transfers to another Person, in whole or in part, any of the economic consequences of ownership of LodgeNet Securities or any securities convertible into or exchangeable or exercisable for LodgeNet Securities, or other rights to purchase LodgeNet Securities, whether any such transaction is to be settled by delivery of LodgeNet Securities or such other securities, in cash or otherwise, other than a variable forward sale or collar or similar transaction involving a put and/or call option settled in cash or securities; or
     (c) publicly announce an intention to effect any transaction prohibited by this Section.
     3.2 Attempted Transfers Void. Any attempted Transfer by Liberty of LodgeNet Securities in violation of this Agreement is void.
     Section 4. Voting.
     4.1 Voting. Until the beginning of the 19th month after the Closing Date, Liberty shall cause all Registrable Securities held by it to be present at all meetings of the stockholders of LodgeNet at which such shares are entitled to vote, or shall cause proxies to be present at all such meetings, so as to enable all of such securities to be counted for quorum purposes. Liberty will vote its Registrable Securities with respect to any matter submitted for approval of stockholders of LodgeNct in the same proportion for and against each such matter as the other LodgeNet Securities are voted with the intent of this provision being that the proportion voted for and against each such matter will not be changed by Liberty’s voting of Registrable Securities.
     Section 5. Control of LodgeNet. Until the beginning of the 19th month after the Closing Date, Liberty shall not take any actions to attempt directly or indirectly to influence or control the management and policies of LodgeNet, including the following:
     (a) soliciting proxies or participating in a proxy contest in any matter not approved by a majority of the Board;
     (b) initiating or participating in stockholder proposals,
     (c) seeking to nominate a candidate for, or to remove any member of, the Board;
     (d) calling a special meeting of stockholders;
     (e) acting in concert with anyone with respect to LodgeNet or LodgeNet Securities;
     (f) depositing LodgeNet Securities in a voting trust or subjecting them to any voting arrangement or agreement, except as expressly provided for herein; or
     (g) soliciting, seeking to effect, or making any public statement regarding any business combination, restructuring, recapitalization or any proposal to amend or modify, or otherwise inconsistent with, the provisions of this Agreement.
     Section 6. Registration Rights.
     6.1 Right to Demand Registration. At any time commencing on the 19th month after the Closing Date, Liberty Satellite may request in writing that LodgeNet effect the registration (a “Demand Registration”) of all or part of the Registrable Securities held by Liberty Satellite with the SEC under and in accordance with the provisions of the Securities Act (which written request will specify (i) the then current name and address of Liberty Satellite, (ii) the aggregate number of shares of Registrable Securities requested to be registered, (iii) the total number of shares of LodgeNet Securities then held by Liberty Satellite, and (iv) the intended means of distribution). Liberty Satellite shall have the right to two Demand Registrations, one of which may be an Underwritten Registration. LodgeNet will file a Registration Statement covering such Registrable Securities requested to be registered as promptly as practicable after receipt of such request; provided, however, that LodgeNet will not be required to effect any Demand Registration:
     (a) if the request is for an Underwritten Registration and either (i) prior to the date of such request LodgeNet has effected one Demand Registration as an Underwritten Registration or (ii) the Registrable Securities requested to be registered have an aggregate then-current market value of less than $30 million (before deducting underwriting discounts and commission);
     (b) if the request is for a registration which will not be underwritten and either (i) prior to the date of such request LodgeNet has effected two Demand Registrations or (ii) the

Registrable Securities requested to be registered have an aggregate then-current market value of less than $10 million;
     (c) if within the six-month period preceding such request LodgeNet has effected either (i) a Demand Registration or (ii) a registration pursuant to which Liberty Satellite was entitled to Piggyback Registration rights;
     (d) if a Registration Statement is effective at the time such request is made and such Registration Statement may be utilized for the offering and sale of the Registrable Securities requested to be registered and LodgeNet allows or causes such Registrable Securities to be registered under such Registration Statement; or
     (e) during the pendency of any Blackout Period as set forth in Section 6.10.
     6.2 Effective Demand Registrations. LodgeNet may satisfy its obligations under Section 6.1 by amending (to the extent permitted by applicable law) any registration statement previously filed by LodgeNet under the Securities Act so that such amended registration statement will permit the disposition of all of the Registrable Securities for which a demand for registration has been properly made under Section 6.1. If LodgeNet so amends a previously filed registration statement, it will be deemed to have effected a Demand Registration; provided that the date such registration statement is amended pursuant to this Section shall be the “the first day of effectiveness” of such registration statement for purposes of determining the Required Effective Period with respect to such registration statement.
     6.3 Continuous Effectiveness of Registration Statement.
     (a) LodgeNet will use its reasonable efforts to keep a Registration Statement that has become effective continuously effective, and not subject to any stop order, injunction or other similar order or requirement of the SEC, until the earlier of (a) the expiration of the Required Effective Period and (b) the date on which all Registrable Securities covered by such Registration Statement (i) have been disposed of pursuant to such Registration Statement or (ii) cease to be Registrable Securities; provided, however, that in no event will such period expire prior to the expiration of the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 promulgated thereunder.
     (b) In the event of any stop order, injunction or other similar order or requirement of the SEC relating to any Registration Statement, the Required Effective Period for such Registration Statement will be extended by the number of days during which such stop order, injunction or similar order or requirement is in effect.
     6.4 Underwritten Demand Registration. In the event that a registration requested pursuant to Section 6.1 is to be an Underwritten Registration, LodgeNet shall select one or more investment banking firms of national standing to be the managing underwriter for the Underwritten Offering relating thereto. Liberty Satellite agrees to enter into an underwriting agreement with the underwriters, provided that the underwriting agreement is in customary form and reasonably acceptable to Liberty Satellite.

     6.5 Priority on Demand Registrations. If a Demand Registration is to be an Underwritten Registration and the managing underwriter of the Underwritten Offering relating thereto advises Liberty Satellite that the total amount of Registrable Securities requested to be registered, together with such other securities that LodgeNet and any stockholders propose to include in such offering is such as to adversely affect the success of such offering, then LodgeNet will include in such registration all Registrable Securities requested to be included therein, up to the full amount that, in the view of such managing underwriter, can be sold without adversely affecting the success of such offering, before including any securities of any Person (including LodgeNet) other than Liberty Satellite. Notwithstanding the foregoing, in the event that Hilton Hotels Corporation or its assignee (“Hilton”), has demanded registration of its LodgeNet Securities pursuant to the registration rights contained in that certain Warrant No. W-17, dated October 9, 2000 (the “Hilton Warrant”), and that request was postponed by LodgeNet due to its contemplation of filing the Demand Registration under Section 6.1 hereof, the number of shares to be included in the Underwritten Offering shall be allocated first to Liberty Satellite and Hilton based upon the respective number of shares sought by each to be included in the offering.
     6.6 Revocation of Demand Registration. At any time prior to the effective date of the Registration Statement, Liberty Satellite may revoke its request to have Registrable Securities included therein by providing a written notice to LodgeNet. In the event Liberty Satellite revokes such request, either (a) Liberty Satellite shall reimburse LodgeNet for all of its out-of-pocket expenses incurred in the preparation, filing and processing of the Registration Statement or (b) the requested registration that has been revoked will be deemed to have been a Demand Registration effected for purposes of Section 6.1, as determined by LodgeNet.
     6.7 Right to Piggyback Registration. If at any time after the Restricted Period LodgeNet proposes to file a registration statement under the Securities Act with respect to an offering of LodgeNet Securities (other than a registration statement (a) on Form S-8 or any successor form thereto, (b) on Form S-4 or any successor form thereto relating solely to the sale of securities to employees, directors, officers, consultants or advisors of LodgeNet or its Affiliates pursuant to a stock option, stock purchase or similar benefit plan or (c) relating to a transaction under Rule 145 under the Securities Act), whether or not for its own account, on a form that would permit registration of Registrable Securities for sale to the public under the Securities Act, then LodgeNet will give written notice (the “Piggyback Notice”) of such proposed filing to Liberty Satellite at least 10 days before the anticipated filing date. Such notice will include the number and class of equity securities proposed to be registered, the proposed date of filing of such registration statement, any proposed means of distribution of such equity securities, any proposed managing underwriter of such equity securities, the name of the holders whose LodgeNet Securities are being registered if the registration is a secondary offering, to the extent then known to LodgeNet, and a good faith estimate by LodgeNet of the proposed maximum offering price of such equity securities as such price is proposed to appear on the facing page of such registration statement, and will offer Liberty Satellite the opportunity to register such amount of Registrable Securities as it may request on the same terms and conditions as the registration of LodgeNet’s or other Person’s securities, as the case may be (a “Piggyback Registration”). LodgeNet will include in each Piggyback Registration all Registrable Securities for which LodgeNet has received written requests for inclusion within 5 days after delivery of the Piggyback Notice, subject to Section 6.8. With respect to Piggyback Registration effected under the Hilton Warrant, Liberty Satellite must also send written requests for inclusion to both LodgeNet and the holder whose LodgeNet Securities are being registered, and Liberty Satellite shall comply with the requirements set forth in the Hilton Warrant as well as this Agreement.
     6.8 Priority on Piggyback Registrations.
     (a) If the Piggyback Registration is an Underwritten Offering, LodgeNet will cause the managing underwriter of that proposed offering to permit Liberty Satellite’s requested Registrable Securities to be included in the Piggyback Registration and to include all such Registrable Securities on the same terms and conditions as any similar LodgeNet Securities. Notwithstanding the foregoing, if the managing underwriter of such Underwritten Offering advises LodgeNet that, in its view, the total amount of securities that LodgeNet, Liberty Satellite and any other holders propose to include in such offering is such as to adversely affect the success of such Underwritten Offering, then:
(i) if such Piggyback Registration is a primary registration by LodgeNet for its own account, LodgeNet will include in such Piggyback Registration: (A) first, all securities to be offered by LodgeNet and all securities requested to be included by Hilton, to the extent Hilton’s previously demanded registration has been postponed pursuant to clause (i) of the last paragraph of Section 2.1 of the Hilton Warrant and Hilton is entitled to include its shares on a pro rata basis under the terms of the Hilton Warrant; (B) second, up to the full amount of securities requested to be included in such Piggyback Registration by Hilton, to the extent not already included above, and (C) third, up to the full amount of securities requested to be included in such Piggyback Registration by Liberty Satellite and all other holders having registration rights, allocated pro rata among such holders, on the basis of the amount of securities requested to be included therein by each such holder, so that the total amount of securities to be included in such Underwritten Offering is the full amount that, in the view of such managing underwriter, can be sold without adversely affecting the success of such Underwritten Offering; and
(ii) if such Piggyback Registration is an underwritten secondary registration for the account of holders of securities of LodgeNet, LodgeNet will include in such registration: (A) first, all securities of the Persons exercising “demand” registration rights requested to be included therein and all securities requested to be included by Hilton, to the extent Hilton’s previously demanded registration has been postponed pursuant to clause (i) of the last paragraph of Section 2.1 of the Hilton Warrant and Hilton is entitled to include its shares on a pro rata basis under the terms of the Hilton Warrant; (B) second, up to the full amount of securities requested to be included in the registration by Hilton, to the extent not already included above; and (C) third, up to the full amount of securities requested to be included therein by Liberty Satellite and all other holders having registration rights, allocated pro rata among such holders, on the basis of the amount of securities requested to be included therein by each such holder, so that the total amount of securities to be included in such Underwritten Offering is the full amount that, in the view of such managing underwriter, can be sold without adversely affecting the success of such Underwritten Offering.

     (b) If so requested (pursuant to a timely notice) by the managing underwriter in any Underwritten Offering, whether or not Liberty Satellite participates in such offering, Liberty Satellite will agree not to effect any public sale or distribution (or any other type of sale or hedging activity as the managing underwriter reasonably determines is appropriate in order to not adversely affect the Underwritten Offering) of any such Registrable Securities, including a sale pursuant to Rule 144 (but excluding any Registrable Securities included in such Underwritten Offering), during the 10 days prior to, and during a period specified by the managing underwriter not to exceed 90 days (or such additional period as the managing underwriter reasonably determines is appropriate in order to not adversely affect the Underwritten Offering) following, the closing date of such Underwritten Offering. In the event of such a request, LodgeNet may impose, during such period, appropriate stop-transfer instructions with respect to the Registrable Securities subject to such restrictions.
     6.9 Withdrawal of Piggyback Registration.
     (a) If at any time after giving the Piggyback Notice and prior to the effective date of the Registration Statement filed in connection with the Piggyback Registration, LodgeNet determines for any reason not to register or to delay the Piggyback Registration, LodgeNet may, at its election, give notice of its determination to Liberty Satellite, and in the case of a determination not to register, will be relieved of its obligation to register any Registrable Securities in connection with the abandoned Piggyback Registration, without prejudice, provided, however, that such Registration Statement will not be counted for purposes of Section 6.1.
     (b) Liberty Satellite may withdraw its request to be included in a Piggyback Registration by giving written notice to LodgeNet of its intention to withdraw from that registration, provided, however, that (i) Liberty Satellite’s request be made in writing, (ii) the withdrawal must be made during the time period and on the terms determined by LodgeNet and the underwriters, if any, and (iii) the withdrawal will be irrevocable and, after making the withdrawal, Liberty Satellite will no longer have any right to include its Registrable Securities in that Piggyback Registration.
     (c) An election by LodgeNet to withdraw a Piggyback Registration under this Section shall not be deemed to be a breach of LodgeNet’s obligations with respect to such Piggyback Registration.
     6.10 Blackout Periods.
     (a) For purposes of this Agreement, “Blackout Periods” means the periods described in this Section 6.10(a):
(i) Notwithstanding anything contained in Sections 6.1 to 6.6 to the contrary, if any request for a Demand Registration is delivered at a time when LodgeNet is planning to file a registration statement with respect to an underwritten offering of LodgeNet Securities, LodgeNet may require Liberty Satellite to postpone a request for Demand

Registration until the expiration of the 90-day period following the effective date of such registration.
(ii) Notwithstanding anything contained in Sections 6.1 to 6.9 to the contrary, if the Board determines in good faith that the registration and distribution of Registrable Securities (A) would require premature disclosure of a matter the Board has determined would not be in the best interest of LodgeNet to be disclosed at such time, (B) would materially adversely affect or interfere with in any material respect any financing, acquisition, corporate reorganization or other material transaction or development involving LodgeNet, then LodgeNet will promptly give Liberty Satellite notice of such determination and will be entitled to postpone the preparation, filing or effectiveness or suspend the effectiveness of a Registration Statement for a reasonable period of time not to exceed 90 days, provided, however, that LodgeNet may extend one such postponement for up to 120 days.
     (b) Notwithstanding anything contained in this Section 6.10 to the contrary, in no event will the number of days included in all Blackout Periods during any consecutive 12-month period exceed an aggregate of 180 days.
     6.11 Registration Procedures. In connection with LodgeNet’s registration obligations herein, LodgeNet will use its reasonable efforts to effect such registrations to permit the sale of Registrable Securities by Liberty Satellite in accordance with the intended method or methods of disposition thereof, and pursuant thereto LodgeNet will as promptly as reasonably practicable:
     (a) prepare and file with the SEC a Registration Statement on an appropriate form under the Securities Act available for the sale of the Registrable Securities by Liberty Satellite in accordance with the intended method or methods of distribution thereof;
     (b) furnish, at its expense, to Liberty Satellite such number of conformed copies of the Registration Statement and each amendment thereto, of the Prospectus and each supplemental thereto, and of such other documents as Liberty Satellite reasonably may request from time to time;
     (c) subject to Section 6.3, prepare and file with the SEC any amendments and post-effective amendments to the Registration Statement as may be necessary and any supplements to the Prospectus as may be required or appropriate, in the view of LodgeNet and its counsel, by the rules, regulations or instructions applicable to the registration form used by LodgeNet or by the Securities Act to keep the Registration Statement effective until the earlier of (i) such time as all Registrable Securities covered by the Registration Statement are sold in accordance with the intended plan of distribution set forth in the Registration Statement or supplement to the Prospectus and (ii) the termination of the Required Effective Period (giving effect to any extensions thereof pursuant to Section 6.3(b) or Section 6.13);
     (d) promptly following its actual knowledge thereof, notify Liberty Satellite and the managing underwriter, if any:

(i) when a Registration Statement, Prospectus, Issuer Free Writing Prospectus or any supplement or amendment has been filed and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective;
(ii) of any request by the SEC or any other governmental authority for amendments or supplements to a Registration Statement, Prospectus or Issuer Free Writing Prospectus or for additional information;
(iii) of the issuance by the SEC or any other governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose;
(iv) of the receipt by LodgeNet of any written notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;
(v) of the occurrence of any event which makes any statement made in the Registration Statement or Prospectus or any Issuer Free Writing Prospectus untrue in any material respect or which requires the making of any changes in a Registration Statement, Prospectus, Issuer Free Writing Prospectus or other documents so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and
(vi) of LodgeNet’s reasonable determination that a post-effective amendment to a Registration Statement is necessary;
     (e) use its reasonable efforts to prevent the issuance or obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable date;
     (f) prior to any public offering of Registrable Securities, register or qualify and cooperate with Liberty Satellite, the managing underwriter, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as Liberty Satellite or the managing underwriter reasonably requests in writing and maintain each registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective; provided, however, that LodgeNet will not be required to qualify generally to do business in any jurisdiction in which it is not then so qualified or take any action which would subject it to general service of process or material taxation in any jurisdiction in which it is not then so subject;
     (g) as promptly as practicable upon the occurrence of any event contemplated by Sections 6.1l(d)(v) or 6.1l(d)(vi) hereof, prepare (and furnish, at its expense, to Liberty Satellite a reasonable number of copies of) a supplement or post-effective amendment to each Registration Statement or a supplement to the related Prospectus (including by means of an Issuer Free Writing Prospectus), or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus or Issuer Free Writing Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;
     (h) in the case of an Underwritten Offering, enter into customary agreements (including an underwriting agreement) and take other actions reasonably necessary to expedite the disposition of the Registrable Securities, and in connection therewith:
(i) use its reasonable efforts to obtain opinions of counsel to LodgeNet and updates thereof covering matters customarily covered in opinions of counsel requested in Underwritten Offerings, addressed to Liberty Satellite and the managing underwriter;
(ii) use its reasonable efforts to obtain “comfort” letters and updates thereof from the independent certified public accountants of LodgeNet addressed to Liberty Satellite and the managing underwriter, if any, covering matters customarily covered in “comfort” letters in connection with Underwritten Offerings; and
(iii) provide officers’ certificates and other customary closing documents reasonably requested by the managing underwriter;
     (i) upon reasonable notice and at reasonable times during normal business hours, make available for inspection by a representative of Liberty Satellite and the managing underwriter, if any, participating in any disposition of Registrable Securities and any attorney or accountant retained by Liberty Satellite or any underwriter, all financial and other records, pertinent corporate documents and properties of LodgeNet that are reasonably necessary for a due diligence investigation by an underwriter or a selling stockholder, as applicable, in LodgeNet’s sole reasonable discretion, and cause the officers, directors and employees of LodgeNet to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with the Registration Statement;
     (j) use its reasonable efforts to comply with all applicable rules and regulations of the SEC relating to such registration and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act, provided that LodgeNet will be deemed to have complied with this Section 6.11(j) if it has satisfied the provisions of Rule 158 under the Securities Act (or any similar rule promulgated under the Securities Act); and
     (k) use its reasonable efforts to procure the cooperation of LodgeNet’s transfer agent in settling any offering or sale of Registrable Securities.
     6.12 Information from Liberty Satellite.

     (a) Upon requested inclusion of its Registrable Securities in any Registration Statement, Liberty Satellite shall furnish to LodgeNet such information regarding Liberty Satellite and its plan and method of distribution of such Registrable Securities as LodgeNet may, from time to time, reasonably request. LodgeNet may refuse to proceed with the registration of Liberty Satellite’s Registrable Securities if Liberty Satellite unreasonably fails to furnish such information within a reasonable time after receiving such request.
     (b) Liberty Satellite will promptly (i) following its actual knowledge thereof, notify LodgeNet of the occurrence of any event that makes any statement made in a Registration Statement, Prospectus, Issuer Free Writing Prospectus or other Free Writing Prospectus regarding Liberty Satellite untrue in any material respect or that requires the making of any changes in a Registration Statement, Prospectus or Free Writing Prospectus so that, in such regard, it will not contain any untrue statement of a material fact or omit any material fact required to be stated therein or necessary to make the statements not misleading and (ii) provide LodgeNet with such information as may be required to enable LodgeNet to prepare a supplement or post-effective amendment to any such Registration Statement or a supplement to such Prospectus or Free Writing Prospectus.
     (c) With respect to any Registration Statement for an Underwritten Offering, the inclusion of Liberty Satellite’s Registrable Securities therein will be conditioned, at the managing underwriter’s request, upon the execution and delivery by Liberty Satellite of an underwriting agreement in form, scope and substance as is customary in Underwritten Offerings.
     6.13 Suspension of Disposition.
     (a) Upon receipt of any notice from LodgeNet of the occurrence of any event of the type described in Sections 6.1 l(d)(ii), 6.1 l(d)(iii), 6.1 l(d)(iv), 6.1l(d)(v) or 6.1l(d)(vi), Liberty Satellite will discontinue disposition of Registrable Securities covered by a Registration Statement, Prospectus or Free Writing Prospectus and suspend use of such Prospectus or Free Writing Prospectus until Liberty Satellite’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6.1 l(g) or until it is advised by LodgeNet that the use of the applicable Prospectus or Free Writing Prospectus may be resumed and have received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Free Writing Prospectus. In the event LodgeNet shall give any such notice, the period of time for which a Registration Statement must remain effective as set forth in Section 6.3 will be extended by the number of days during the time period from and including the date of the giving of such notice to and including the date when Liberty Satellite has received (i) the copies of the supplemented or amended Prospectus or Issuer Free Writing Prospectus contemplated by Section 6.11(g) or (ii) the advice referenced in this Section 6.13(a).
     (b) Upon receipt of any notice from LodgeNet of the happening of an event specified in Section 6.10(a)(ii), Liberty Satellite will discontinue disposition of Registrable Securities covered by a Registration Statement, Prospectus or Free Writing Prospectus and suspend use of such Prospectus or Free Writing Prospectus until the earlier to occur of Liberty Satellite’s receipt of (i) copies of a supplemented or amended Prospectus or Issuer Free Writing Prospectus describing the event giving rise to the aforementioned suspension and (ii) (A) notice from

LodgeNet that the use of the applicable Prospectus or Issuer Free Writing Prospectus may be resumed and (B) copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Issuer Free Writing Prospectus. In the event LodgeNet gives any such notice, the period of time for which a Registration Statement must remain effective as set forth in Section 6.3 will be extended by the number of days during the time period from and including the date of giving of such notice to and including the date when Liberty Satellite receives (i) a supplemented or amended Prospectus or Issuer Free Writing Prospectus describing the event giving rise to the aforementioned suspension or (ii) notice from LodgeNet that use of the applicable Prospectus or Issuer Free Writing Prospectus may resume.
     6.14 Registration Expenses.
     (a) All fees and expenses incurred by LodgeNet in complying with Sections 6.1 to 6.9 and Section 6.11 (“Registration Expenses”) will be borne by LodgeNet. These fees and expenses will include without limitation (i) all registration, filing and qualification fees, (ii) printing, duplicating and delivery expenses, (iii) fees and disbursements of counsel for LodgeNet, (iv) fees and expenses of complying with state securities or “blue sky” laws (including the fees and expenses of any local counsel in connection therewith), and (v) fees and disbursements of all independent certified public accountants referred to in Section 6.11(h)(ii) (including the expenses of any special audit and “comfort” letters required by or incident to such performance).
     (b) Notwithstanding anything contained herein to the contrary, all underwriting fees, discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities will be borne by Liberty Satellite.
     6.15 Indemnification.
     (a) LodgeNet will indemnify and hold harmless Liberty Satellite, its Affiliates, officers, directors, managers, partners, stockholders, employers, advisors, agents and other representatives, and each Person who controls Liberty Satellite (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) from and against all losses, claims, damages, liabilities, costs (including without limitation reasonable attorneys’ fees and disbursements) and expenses (collectively, “Losses”) arising out of or based upon any untrue or alleged untrue statement of a material fact contained or incorporated by reference in any Registration Statement, Prospectus or preliminary prospectus or Issuer Free Writing Prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based solely upon information furnished in writing to LodgeNet by or on behalf of Liberty Satellite expressly for use therein; provided, however, that LodgeNet will not be liable to the extent that any Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if either (a) such untrue statement or alleged untrue statement or such omission or alleged omission was corrected in a Prospectus or Issuer Free Writing Prospectus provided to Liberty Satellite prior to the confirmation of the sale of Registrable Securities to the Person asserting the claim from which such Losses arose, and Liberty Satellite thereafter failed to send or deliver a copy of the Prospectus or Issuer Free Writing Prospectus with or prior to the delivery of written confirmation of such sale in any case in which such delivery is required under the Securities Act or (b) such untrue statement or alleged untrue statement or omission or alleged omission was corrected in an amendment or supplement to the Prospectus or Issuer Free Writing Prospectus previously furnished by or on behalf of LodgeNet and such Prospectus or Issuer Free Writing Prospectus as so amended or supplemented was provided to Liberty Satellite prior to the confirmation of the sale of Registrable Securities to the Person asserting the claim from such Losses arise, and Liberty Satellite thereafter failed to send or deliver such Prospectus or Issuer Free Writing Prospectus as so amended or supplemented with or prior to the delivery of written confirmation of such sale in any case in which such delivery is required under the Securities Act.
     (b) In the event of the filing of any registration statement relating to the registration of any Registrable Securities, Liberty Satellite will indemnify and hold harmless LodgeNet, its Affiliates, officers, directors, managers, partners, stockholders, employers, advisors, agents and other representatives, and each Person who controls LodgeNet (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) from and against all Losses arising out of or based upon any untrue or alleged untrue statement of a material fact contained or incorporated by reference in any Registration Statement, Prospectus or preliminary prospectus or Issuer Free Writing Prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, and only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information so furnished in writing by or on behalf of Liberty Satellite to LodgeNet expressly for use in such Registration Statement, Prospectus or preliminary prospectus or Issuer Free Writing Prospectus.
     6.16 Rule 144. To the extent the following make available the benefits of certain rules and regulations of the SEC which may permit the sale of registered securities to the public without registration or pursuant to a registration on Form S-3, LodgeNet agrees to (a) make and keep public information available as those terms are understood and defined in Rule 144; (b) use its reasonable efforts to file with the SEC in a timely manner all reports and other documents required of LodgeNet under the Securities Act and the Exchange Act; (c) to the extent not available on EDGAR, furnish to Liberty Satellite promptly upon written request a written statement by LodgeNet as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of LodgeNet and such other reports and documents as Liberty Satellite reasonably may request in availing itself of any rule or regulation of the SEC allowing Liberty Satellite to sell any Registrable Securities without registration; and (d) take such other actions as may be reasonably required by LodgeNet’s transfer agent to consummate any sale of Registrable Securities in accordance with the terms and conditions of Rule 144.
     6.17 Participation in Underwritten Offerings. Notwithstanding anything contained herein to the contrary, Liberty Satellite may not participate in any Underwritten Offering pursuant to a registration hereunder unless Liberty Satellite (a) agrees to sell its securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.
     Section 7. Legend.
     7.1 Legend. LodgeNet shall cause a legend substantially similar to the following effect to be placed on each certificate representing any LodgeNet Securities issued to Liberty or its Affiliates that constitute Share Consideration:
THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE SECURITIES LAWS AND THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT COVERING SUCH SALE AND TRANSFER IS EFFECTIVE UNDER THE ACT OR (II) THE TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE ACT, AND IF THE ISSUER REQUESTS, AN OPINION SATISFACTORY TO THE ISSUER TO SUCH EFFECT HAS BEEN RENDERED BY COUNSEL.
THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A CONTRACTUAL LOCK-UP PERIOD, AS WELL AS CERTAIN OTHER RESTRICTIONS, PURSUANT TO THAT CERTAIN STOCKHOLDERS AGREEMENT AMONG THE ISSUER, LIBERTY SATELLITE & TECHNOLOGY, INC., AND LIBERTY MEDIA CORPORATION, IN ACCORDANCE WITH AND SUBJECT TO SUCH LOCK-UP PERIOD, SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED, DISPOSED OF, ENCUMBERED OR ASSIGNED AND THE ISSUER SHALL NOT BE REQUIRED TO GIVE EFFECT TO ANY ATTEMPTED SALE, TRANSFER, PLEDGE, DISPOSAL, ENCUMBRANCE OR ASSIGNMENT. UPON THE WRITTEN REQUEST OF THE HOLDER OF THIS CERTIFICATE, THE ISSUER AGREES TO REMOVE THIS RESTRICTIVE LEGEND (AND ANY STOP ORDER PLACED WITH ITS TRANSFER AGENT) WITH RESPECT TO SUCH SECURITIES THAT ARE NO LONGER BOUND BY THE STOCKHOLDERS AGREEMENT.
     7.2 Removal of Legend. Upon termination of this Agreement pursuant to Section 9 below and the surrender to LodgeNet by Liberty of any certificate representing LodgeNet Securities, LodgeNet shall cause to be issued to the holder of such LodgeNet Securities one or more certificates without the legend set forth in the second paragraph of Section 7.1.
     Section 8. Remedies. Each of the parties acknowledges and agrees that in the event of any breach of this Agreement, the nonbreaching party would be irreparably harmed and could not be made whole by monetary damages. Accordingly, the parties to this Agreement, in addition to any other remedy to which they may be entitled hereunder or at law or in equity, shall be entitled to compel specific performance of this Agreement.
     Section 9. Termination. The provisions of this Agreement, other than Sections 6, 7.2, and 10, will expire on the date that is five years from the date first written above, or by the earlier mutual written consent of LodgeNet, Liberty Satellite and Liberty Media. Section 6 will expire on the date that is five years from the date first written above; provided, however, that Section 6.15 thereof will not so expire and will survive the termination of this Agreement. Sections 7.2 and 10 will survive the termination of this Agreement. This Agreement will automatically terminate in its entirety in the event the Purchase Agreement is terminated.
     Section 10. Confidentiality. Liberty will, and will cause its officers, directors, employees, legal counsel, accountants, financial advisors and other representatives to, hold in confidence any material nonpublic information received by it pursuant to this Agreement, including without limitation any material nonpublic information included in any Registration Statement or Prospectus proposed to be filed with the SEC (until such Registration Statement or Prospectus has been filed). This Section shall not apply to any information which (a) is or becomes generally available to the public, (b) was already in Liberty’s possession from a non-confidential source prior to its disclosure by LodgeNet, (c) is or becomes available to Liberty on a non-confidential basis from a source other than LodgeNet, provided that such source is not known by Liberty to be bound by confidentiality obligations or (d) is required to be disclosed by law.
     Section 11. Notices. All notices, requests, demands and other communications required or permitted hereunder shall be in writing, shall be deemed to have been duly given when delivered personally or, sent by telecopy, or recognized service providing for guaranteed delivery, addressed as follows:
     (a) If to LodgeNet, to it at:
LodgeNet Entertainment Corporation
3900 West Innovation Street
Sioux Falls, SD57107
Attention: Scott C. Petersen and James G. Naro
Facsimile: 605-988-1715
          Copy (which shall not constitute notice) to:
Leonard, Street and Deinard, Professional Association
150 South Fifth Street, Ste. 2300
Minneapolis, MN 55402
Attention: Mark S. Weitz, Esq.
Facsimile: 612-335-1657
     (b) If to the Liberty Satellite, to:
Liberty Satellite & Technology, Inc.
c/o Liberty Media Corporation
12300 Liberty Boulevard
Englewood, CO 80112
Attention: William R. Fitzgerald and Charles Y. Tanabe
Facsimile: 720-875-5382
          Copy (which shall not constitute notice) to:

Sherman & Howard L.L.C.
633 17th Street, Suite 3000
Denver, CO 80202
Attention: Steven D. Miller, Esq.
Facsimile: 303-298-0940
     (c) If to the Liberty Media, to:
Liberty Media Corporation
12300 Liberty Boulevard
Englewood, CO 80112
Attention: William R. Fitzgerald and Charles Y. Tanabe
Facsimile: 720-875-5382
          Copy (which shall not constitute notice) to:
Sherman & Howard L.L.C.
633 17th Street, Suite 3000
Denver, CO 80202
Attention: Steven D. Miller, Esq.
Facsimile: 303-298-0940
or to such other person or address or addresses as a party shall specify by notice in accordance with this Section. All notices, requests, demands, waivers and communications shall be deemed to have been received on the date of delivery or on the first Business Day after delivery was guaranteed by a recognized delivery service, except that any change of address shall be effective only upon actual receipt. Written notice given by telecopy shall be deemed effective when confirmation is received by the sending party. Delivery shall be deemed to have been made to Liberty on the date that delivery is made to Liberty Media at the address specified above (as it may be changed as provided herein).
     Section 12. Entire Agreement. This Agreement, together with the Purchase Agreement and the ancillary documents contemplated thereby, contains all the terms and conditions agreed upon by the parties hereto, and no other agreements (except to the extent referenced hereby), oral or otherwise, regarding the subject matter hereof shall have any effect unless in writing and executed by the parties after the date of this Agreement.
     Section 13. Applicable Law. This Agreement shall be governed by Delaware law without regard to conflict of law rules.
     Section 14. Headings. The headings in this Agreement are for convenience only and are not to be considered in interpreting this Agreement.
     Section 15. Counterpart Execution. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which will constitute a single agreement.
     Section 16. Parties in Interest. Nothing in this Agreement, express or implied, is intended to confer upon any Person other than the parties hereto, and their permitted successors and assigns any benefits, rights or remedies. Neither this Agreement nor the rights or obligations of any party may be assigned or delegated, by operation of law or otherwise without the prior written consent of LodgeNet.
     Section 17. Severability. The invalidity or unenforceability of any provision of this Agreement in any application shall not affect the validity or enforceability of such provision in any other application or the validity or enforceability of any other provision.
     Section 18. Waivers and Amendments. No waiver of any provision of this Agreement shall be deemed a further or continuing waiver of that provision or a waiver of any other provision of this Agreement. This Agreement may not be amended except in a writing signed by LodgeNet, Liberty Satellite, and Liberty Media.
     Section 19. Interpretation. As used herein, except as otherwise indicated herein or as the context may otherwise require, the words “include,” “includes” and “including” are deemed to be followed by “without limitation” whether or not they are in fact followed by such words or words of like import; the words “hereof,” “herein,” “hereunder” and comparable terms refer to the entirety of this Agreement and not to any particular article, section or other subdivision hereof; any pronoun shall include the corresponding masculine, feminine and neuter forms; the singular includes the plural and vice versa; references to any agreement or other document are to such agreement or document as amended and supplemented from time to time; references to any statute or regulation are to it as amended and supplemented from time to time, and to any corresponding provisions of successor statutes or regulations; references to “Article,” “Section” or another subdivision are to an article, section or subdivision hereof; and all references to “the date hereof,” “the date of this Agreement” or similar terms (but excluding references to the date of execution hereof) refer to the date first above written, notwithstanding that the parties may have executed this Agreement on a later date. Any reference herein to a “day” or number of “days” (without the explicit qualification of “Business”) shall be deemed to refer to a calendar day or number of calendar days. If any action or notice is to be taken or given on or by a particular calendar day, and such calendar day is not a Business Day, then such action or notice may be taken or given on the next succeeding Business Day.
     Section 20. Rules of Construction. The parties hereto agree that they have been represented by counsel during the negotiation, preparation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.
[Signature Page to Follow]

     IN WITNESS WHEREOF, the Parties have executed this Stockholders Agreement as of the date first written above.

LODGENET:

LODGENET ENTERTAINMENT CORPORATION

By:	/s/ Scott C. Petersen

Name:	Scott C. Petersen
Title:	President and Chief Executive Officer

LIBERTY SATELLITE:

LIBERTY SATELLITE & TECHNOLOGY, INC.

By:	/s/ William R. Fitzgerald

Name:	William R. Fitzgerald
Title:	Senior Vice President

LIBERTY MEDIA:

LIBERTY MEDIA CORPORATION

By:	/s/ William R. Fitzgerald

Name:	William R. Fitzgerald
Title:	Senior Vice President